                                                                      Exhibit 99

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
14-May-01

Collection Period                            April 2, 2001    to    May 1, 2001
Determination Date                             May 9, 2001
Distribution Date                             May 14, 2001



Available Amounts
-----------------
           Scheduled Payments plus Payaheads, net of Excluded Amounts                 7,941,665.58
           Prepayment Amounts                                                         1,256,549.29
           Recoveries                                                                    52,947.94
           Investment Earnings on Collection Account and Reserve Fund                    18,985.44
           Late Charges                                                                  26,408.99
           Servicer Advances                                                                  0.00

           Total Available Amounts                                                    9,296,557.24
           -----------------------                                                    ------------

Payments on Distribution Date
-----------------------------
  (A)**    Trustee Fees (only applicable pursuant to an Event of Default)                     0.00

   (A)     Unreimbursed Servicer Advances to the Servicer                                     0.00

   (B)     Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer               0.00

   (C)     Interest due to Class A-1 Notes                                                    0.00

   (D)     Interest due to Class A-2 Notes                                               85,936.52

   (E)     Interest due to Class A-3 Notes                                              584,443.67

   (F)     Interest due to Class A-4 Notes                                              380,594.75

   (G)     Interest due to Class B Notes                                                 16,564.74

   (H)     Interest due to Class C Notes                                                 16,901.80

   (I)     Interest due to Class D Notes                                                 28,545.26

   (J)     Interest due to Class E Notes                                                 18,356.02

   (K)     Class A-1 Principal Payment Amount                                                 0.00

   (L)     Class A-2 Principal Payment Amount                                         8,165,214.50

   (M)     Class A-3 Principal Payment Amount                                                 0.00

   (N)     Class A-4 Principal Payment Amount                                                 0.00

   (O)     Class B Principal Payment Amount                                                   0.00

   (P)     Class C Principal Payment Amount                                                   0.00

   (Q)     Class D Principal Payment Amount                                                   0.00

   (R)     Class E Principal Payment Amount                                                   0.00

   (S)     Additional Principal to Class A-1 Notes                                            0.00

   (T)     Additional Principal to Class A-2 Notes                                            0.00

   (U)     Additional Principal to Class A-3 Notes                                            0.00

   (V)     Additional Principal to Class A-4 Notes                                            0.00

   (W)     Additional Principal to Class B Notes                                              0.00

   (X)     Additional Principal to Class C Notes                                              0.00

   (Y)     Additional Principal to Class D Notes                                              0.00

   (Z)     Additional Principal to Class E Notes                                              0.00

   (AA)    Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                   0.00
   (AB)    Deposit to the Reserve Fund                                                        0.00
   (AC)    Excess to Certificateholder                                                        0.00

           Total distributions to Noteholders and Certificateholders                  9,296,557.24
           ---------------------------------------------------------                  ------------

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
--------------------------------------
           Trustee fees due on Distribution Date                                                               0.00


Unreimbursed Servicer Advances
------------------------------

           Unreimbursed Servicer Advances                                                                      0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------
   (i)     Servicing Fee Percentage                                                                            0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                          197,662,109.98
  (iii)    Servicing Fee  (( (i) / 12 ) x  (ii))                                                               0.00
   (iv)    Servicing Fee accrued but not paid in prior periods                                                 0.00
           Total Servicing Fee due and accrued ((iii) + (iv))                                                  0.00
           Servicing Fee carried forward                                                                       0.00

           Monthly Servicing Fee distributed                                                                   0.00


Class A-1 Interest Schedule
---------------------------
           Opening Class A-1 principal balance                                                                    -
           Class A-1 Interest Rate                                                                          6.12905%
           Number of days in Accrual Period                                                                      28
           Current Class A-1 interest due                                                                      0.00
           Class A-1 interest accrued but not paid in prior periods                                            0.00
           Total Class A-1 interest due                                                                        0.00
           Class A-1 interest carried forward                                                                  0.00

           Class A-1 interest distribution                                                                     0.00


Class A-2 Interest Schedule
---------------------------
           Opening Class A-2 principal balance                                                        15,865,203.90
           Class A-2 Interest Rate                                                                          6.50000%
           Current Class A-2 interest due                                                                 85,936.52
           Class A-2 interest accrued but not paid in prior periods                                            0.00
           Total Class A-2 interest due                                                                   85,936.52
           Class A-2 interest carried forward                                                                  0.00

           Class A-2 interest distribution                                                                85,936.52


Class A-3 Interest Schedule
---------------------------
           Opening Class A-3 principal balance                                                       105,463,520.00
           Class A-3 Interest Rate                                                                          6.65000%
           Current Class A-3 interest due                                                                584,443.67
           Class A-3 interest accrued but not paid in prior periods                                            0.00
           Total Class A-3 interest due                                                                  584,443.67
           Class A-3 interest carried forward                                                                  0.00

           Class A-3 interest distribution                                                               584,443.67


Class A-4 Interest Schedule
---------------------------
           Opening Class A-4 principal balance                                                        67,262,695.00
           Class A-4 Interest Rate                                                                          6.79000%
           Current Class A-4 interest due                                                                380,594.75
           Class A-4 interest accrued but not paid in prior periods                                               -
           Total Class A-4 interest due                                                                  380,594.75
           Class A-4 interest carried forward                                                                     -

           Class A-4 interest distribution                                                               380,594.75


Class B Interest Schedule
-------------------------
           Opening Class B principal balance                                                           2,889,195.95
           Class B Interest Rate                                                                            6.88000%
           Current Class B interest due                                                                   16,564.72
           Class B interest accrued but not paid in prior periods                                                 -
           Total Class B interest due                                                                     16,564.72
           Class B interest carried forward                                                                       -

           Class B interest distribution                                                                  16,564.72

Class C Interest Schedule
-------------------------
           Opening Class C principal balance                                                           2,889,195.95
           Class C Interest Rate                                                                           7.02000%
           Current Class C interest due                                                                   16,901.80
           Class C interest accrued but not paid in prior periods                                                 -
           Total Class C interest due                                                                     16,901.80
           Class C interest carried forward                                                                       -

           Class C interest distribution                                                                  16,901.80


Class D Interest Schedule
-------------------------
           Opening Class D principal balance                                                           4,622,713.40
           Class D  Interest Rate                                                                          7.41000%
           Current Class D interest due                                                                   28,545.26
           Class D interest accrued but not paid in prior periods                                              0.00
           Total Class D interest due                                                                     28,545.26
           Class D interest carried forward                                                                    0.00

           Class D interest distribution                                                                  28,545.26


Class E Interest Schedule
-------------------------

           Opening Class E principal balance                                                           2,311,356.38
           Class E  Interest Rate                                                                          9.53000%
           Current Class E interest due                                                                   18,356.02
           Class E interest accrued but not paid in prior periods                                              0.00
           Total Class E interest due                                                                     18,356.02
           Class E interest carried forward                                                                    0.00

           Class E interest distribution                                                                  18,356.02


Class A-1 Principal Schedule
----------------------------

           Class A-1 Maturity Date                                                                  January 6, 2001
   (i)     Opening Class A-1 principal balance                                                                 0.00
   (ii)    Aggregate outstanding principal of Notes plus Overcollateralization Balance               197,662,109.98
  (iii)    ADCB as of last day of the Collection Period                                              184,989,583.17
           Monthly Principal Amount ((ii) - (iii))                                                    12,672,526.81
   (iv)    Class A-1 Principal Payment Amount                                                                  0.00
           Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                      0.00
           Class A-1 Principal Payment Amount distribution                                                     0.00
           Principal carryforward Class A-1                                                                    0.00

           Class A-1 Principal Balance after current distribution                                              0.00


Class A Principal Payment Amount
--------------------------------

   (i)     Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount                188,591,418.90
   (ii)    Class A Target Investor Principal Amount (94.0% * ending ADCB)                            173,890,208.18
           Class A Principal Payment Amount                                                           14,701,210.72
           Funds available for distribution after Class A-1 distribution                               8,165,214.50


Class A-2 Principal Schedule
----------------------------

           Opening Class A-2 principal balance                                                        15,865,203.90
           Class A-2  Principal Payment Amount                                                        14,701,210.72
           Class A-2 Principal Payment Amount distribution                                             8,165,214.50
           Principal carryforward Class A-2                                                            6,535,996.22

           Class A-2 principal balance after current distribution                                      7,699,989.40

Class A-3 Principal Schedule
----------------------------
           Opening Class A-3 principal balance                                                       105,463,520.00
           Class A-3 Principal Payment Amount                                                                  0.00
           Class A-3 Principal Payment Amount distribution                                                     0.00
           Principal carryforward Class A-3                                                                    0.00

           Class A-3 principal balance after current distribution                                    105,463,520.00


Class A-4 Principal Schedule
----------------------------

           Opening Class A-4 principal balance                                                        67,262,695.00
           Class A-4 Principal Payment Amount                                                                  0.00
           Class A-4 Principal Payment Amount distribution                                                     0.00
           Principal carryforward Class A-4                                                                    0.00

           Class A-4 principal balance after current distribution                                     67,262,695.00


Class B Principal Schedule
--------------------------

           Opening Class B principal balance                                                           2,889,195.95
           Class B Target Investor Principal Amount (1.25% * ending ADCB)                              2,312,370.00
           Class B Floor                                                                              (2,889,195.95)
           Class B Principal Payment Amount due                                                          576,825.95
           Class B Principal Payment Amount distribution                                                       0.00
           Principal carryforward Class B                                                                576,825.95

           Class B principal balance after current distribution                                        2,889,195.95


Class C Principal Schedule
--------------------------

           Opening Class C principal balance                                                           2,889,195.95
           Class C Target Investor Principal Amount (1.25% * ending ADCB)                              2,312,370.00
           Class C Floor                                                                               6,597,856.55
           Class C Principal Payment Amount due                                                          576,856.55
           Class C Principal Payment Amount distribution                                                       0.00
           Principal carryforward Class C                                                                576,825.95

           Class C principal balance after current distribution                                        2,889,195.95


Class D Principal Schedule
--------------------------

           Opening Class D principal balance                                                           4,622,713.40
           Class D Target Investor Principal Amount (2.00% * ending ADCB)                              3,699,791.90
           Class D Floor                                                                               4,622,713.40
           Class D Principal Payment Amount due                                                          922,921.50
           Class D Principal Payment Amount distribution                                                       0.00
           Principal carryforward Class D                                                                922,921.50

           Class D principal balance after current distribution                                        4,622,713.40

Class E Principal Schedule
--------------------------
           Opening Class E principal balance                                                           2,311,356.38
           Class E Target Investor Principal Amount (1.00% * ending ADCB)                              1,849,895.70
           Class E Floor                                                                               2,311,356.38
           Class E Principal Payment Amount due                                                          461,460.68
           Class E Principal Payment Amount distribution                                                       0.00
           Principal carryforward Class E                                                                461,460.68

           Class E principal balance after current distribution                                        2,311,356.38


Additional Principal Schedule
-----------------------------

           Floors applicable (Yes/No)                                                                           Yes
           Monthly Principal Amount                                                                   12,672,526.81
           Sum of Principal Payments payable on all classes                                           17,239,244.80
           Additional Principal  payable                                                                       0.00
           Additional Principal available, if payable                                                          0.00

           Class A-1 Additional Principal allocation                                                           0.00
           Class A-1 principal balance after current distribution                                               -

           Class A-2 Additional Principal allocation                                                           0.00
           Class A-2 principal balance after current distribution                                      7,699,989.40

           Class A-3 Additional Principal allocation                                                           0.00
           Class A-3 principal balance after current distribution                                    105,463,520.00

           Class A-4 Additional Principal allocation                                                           0.00
           Class A-4 principal balance after current distribution                                     67,262,695.00

           Class B Additional Principal allocation                                                             0.00
           Class B principal balance after current distribution                                        2,889,195.95

           Class C Additional Principal allocation                                                             0.00
           Class C principal balance after current distribution                                        2,889,195.95

           Class D Additional Principal allocation                                                             0.00
           Class D principal balance after current distribution                                        4,622,713.40

           Class E Additional Principal allocation                                                             0.00
           Class E principal balance after current distribution                                        2,311,356.38


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------

   (i)     Servicing Fee Percentage                                                                            0.40%
   (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                          197,662,109.98
  (iii)    Servicing Fee due (( (i) / 12 ) *  (ii))                                                       65,887.37
   (iv)    Servicing Fee accrued but not paid in prior periods                                           220,395.00
           Total Servicing Fee due and accrued ((iii) + (iv))                                            286,282.37
           Servicing Fee carried forward                                                                 286,282.37

           Monthly Servicing Fee distributed                                                                   0.00


Reserve Fund Schedule
---------------------

           Initial ADCB                                                                              365,558,126.61
           10% of Initial ADCB                                                                        36,555,812.66

           Outstanding Principal Amount of the Notes as of the preceding Distribution Date           201,303,880.58

           ADCB as of the end of the Collection Period                                               184,989,583.17
           Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)           1,409,127.16
           Prior month Reserve Fund balance                                                            1,170,398.75
           Deposit to Reserve Fund - excess funds                                                              0.00
           Interim Reserve Fund Balance                                                                1,170,398.75
           Current period draw on Reserve Fund for Reserve Interest Payments                                   0.00
           Current period draw on Reserve Fund for Reserve Principal Payments                                  0.00
           Excess to Certificateholder                                                                         0.00
           Ending Reserve Fund balance                                                                 1,170,398.75

           Reserve Fund balance as a percentage of aggregate note balances as of the first day of the          0.58%
           Collection Period
           Investment Earnings on Reserve Account                                                          4,410.12

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors


           Class A-1
           ---------
           Class A-1 principal balance                               -
           Initial Class A-1 principal balance             93,400,101.00

           Note factor                                       0.000000000


           Class A-2
           ---------
           Class A-2 principal balance                      7,699,989.40
           Initial Class A-2 principal balance             77,498,323.00

           Note factor                                       0.099356852


           Class A-3
           ---------
           Class A-3 principal balance                    105,463,520.00
           Initial Class A-3 principal balance            105,463,520.00

           Note factor                                       1.000000000


           Class A-4
           ---------
           Class A-4 principal balance                     67,262,695.00
           Initial Class A-4 principal balance             67,262,695.00

           Note factor                                       1.000000000


           Class B
           -------
           Class B principal balance                        2,889,195.95
           Initial Class B principal balance                4,569,477.00

           Note factor                                       0.632281539


           Class C
           -------
           Class C principal balance                        2,889,195.95
           Initial Class C principal balance                4,569,477.00

           Note factor                                       0.632281539


           Class D
           -------
           Class D principal balance                        4,622,713.40
           Initial Class D principal balance                7,311,163.00

           Note factor                                       0.632281540


           Class E
           -------
           Class E principal balance                        2,311,356.38
           Initial Class E principal balance                3,655,581.00

           Note factor                                       0.632281539

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
-------------------------------

   (i)     Outstanding Principal Amount of the Notes as of the preceding Distribution Date           201,303,880.58
   (ii)    Overcollateralization Balance as of the preceding Distribution Date                        (3,641,770.60)
   (iii)   Monthly Principal Amount                                                                   12,672,526.81
   (iv)    Available Amounts remaining after the payment of interest                                   8,165,214.50
   (v)     ADCB as of the end of the Collection Period                                               184,989,583.17
           Cumulative Loss Amount                                                                      4,507,312.31


Class B Floor Calculation
-------------------------

           Class B Floor percentage                                                                         1.8600%
           Initial ADCB                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                   4,507,312.31
           Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E Notes and
            Overcollateralization B                                                                    6,181,495.13
           Class B Floor                                                                               5,125,198.34

Class C Floor Calculation
-------------------------

           Class C Floor percentage                                                                         1.4725%
           Initial ADCB                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                   4,507,312.31
           Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and
            Overcollateralization Balance                                                              6,181,495.13
           Class C Floor                                                                               5,125,198.34

Class D Floor Calculation
-------------------------

           Class D Floor percentage                                                                         1.0850%
           Initial ADCB                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                   4,507,312.31
           Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance     (1,330,414.22)
           Class D Floor                                                                               4,622,713.40

Class E Floor Calculation
-------------------------

           Class E Floor percentage                                                                         0.4650%
           Initial ADCB                                                                              365,558,126.61
           Cumulative Loss Amount for current period                                                   4,507,312.31
           Overcollateralization Balance                                                              (3,641,770.60)
           Class E Floor                                                                               2,311,356.38


Heller Financial, Inc. is the Servicer (Yes/No)                                                                 Yes

An Event of Default has occurred  (Yes/No)                                                                       No

10% Substitution Limit Calculation
----------------------------------

           ADCB as of the Cut-off Date:                                                              365,558,126.61

           Cumulative DCB of Substitute Contracts replacing materially modified contracts                2337681.79
           Percentage of Substitute Contracts replacing materially modified contracts                   0.006394829

           Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                  No


5% Skipped Payment Limit Calculation
------------------------------------

           The percent of contracts with Skipped Payment modifications                                  0.000371731
           The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                      No
           Any Skipped Payments have been deferred later than January 1, 2006                                    No

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------

ADCB as of the first day of the Collection Period                                                    197,662,109.98
           Principal collections                                                                      (6,672,820.73)
           Prepayment Amounts                                                                         (1,249,142.91)
           Defaulted Contracts                                                                        (4,632,220.46)
           Change in payaheads                                                                          (118,342.71)
           Other items including Substitutions and Repurchases                                                 0.00
ADCB as of the last day of the Collection Period                                                     184,989,583.17

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts          4,632,220.46
Number of Contracts that became Defaulted Contracts during the period                                             3
Defaulted Contracts as a percentage of ADCB (annualized)                                                     30.05%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts             1,201,931.53
Number of Prepaid Contracts as of the last day of the Collection Period                                           4

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts           0.00
Number of Substitute Contracts as of the last day of the Collection Period                                        0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                    0.00
Number of Warranty Contracts as of the last day of the Collection Period                                          0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period          52,947.94

Cumulative Servicer Advances paid by the Servicer                                                     15,713,666.45
Cumulative reimbursed Servicer Advances                                                               15,713,666.45


Delinquencies and Losses                           Dollars                            Percent
------------------------                           -------                            -------

           Current                               170,893,085.60                             92.38%
           31-60 days past due                     4,976,045.24                              2.69%
           61-90 days past due                     4,218,349.85                              2.28%
           Over 90 days past due                   4,902,102.48                              2.65%
           Total                                 184,989,583.17                            100.00%

           31+ days past due                      14,096,497.57                              7.62%


   (i)     Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                  12,673,239.41
   (ii)    Cumulative Recoveries realized on Defaulted Contracts                                       2,144,651.57
           Cumulative net losses to date  ( (i) - (ii) )                                              10,528,587.84
           Cumulative net losses as a percentage of the initial ADCB                                          2.88%